Revenue	12 Months Ended
Dec. 31, 2023
Revenue [Abstract]
REVENUE

4 REVENUE

	2023	2022	2021
	USD	USD	USD

Revenue from subscriptions	24,557,650	27,061,318	25,664,145
Revenue from advertisement (1)	9,900,071	12,057,903	9,840,247
Revenue from live events	6,922,719	9,362,794	-
	41,380,440	48,482,015	35,504,392

Goods and services transferred at a point in time	16,822,790	21,420,697	9,840,247
Goods and services transferred over time	24,557,650	27,061,318	25,664,145
	41,380,440	48,482,015	35,504,392

(1)	Revenue from advertisement for the year ended December 31, 2023, 2022 and 2021 include barter transactions amounting to USD 111,996, USD 4,270,233 and USD 475,528 respectively.

Contract assets

As of December 31, 2023, and 2022 the group’s contract assets consist of accrued income from contracts with customers which amounts to USD 1,406,015 and USD 2,365,013 respectively. Accrued income is mainly comprised of subscription fees due from customers not yet billed. Revenue is recognized over time as the services are performed.

Contract liabilities

The Group’s contract liabilities from contracts with customers consist only of deferred revenue. Deferred revenue is mainly comprised of subscription fees and vouchers sold collected in advance for services not yet performed and therefore their revenues have not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2023, and 2022, the Group had deferred revenue of USD 3,458,753 and USD 4,536,370 respectively. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.

Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2023, and 2022 is USD 4,536,370 and USD 3,150,431 respectively.